EXHIBIT 32

CERTIFICATIONS
PURSUANT TO 18 USC SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Mohammad Abu-Ghazaleh and Monica Vicente, as Chief Executive Officer and Chief Financial Officer, respectively, of Fresh Del Monte Produce Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 2, 2023	By:	/s/ Mohammad Abu-Ghazaleh
		Name:	Mohammad Abu-Ghazaleh
		Title:	Chairman and Chief Executive Officer

Date:	August 2, 2023	By:	/s/ Monica Vicente
		Name:	Monica Vicente
		Title:	Senior Vice President and Chief Financial Officer